As filed with the Securities and Exchange Commission on October 30, 2006

Registration Nos. 333-_____
Investment Company Act File No. 811-7986

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. ____ |_| Post-Effective Amendment No. ___

(Check appropriate box or boxes)

THE ALGER INSTITUTIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

(212) 806-8800
(Area Code and Telephone Number)

111 Fifth Avenue, New York, New York 10003
(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

Hal Liebes
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003
(Name and Address of Agent for Service)

copy to:

Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on November 29, 2006 pursuant to Rule 488.

           An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

THE ALGER INSTITUTIONAL FUNDS
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary; Comparison of the Fund and the Acquiring Fund

Item 4.	Information About the Transaction	Notice to Shareholders; Questions and Answers; Summary; Comparison of the Fund and the Acquiring Fund; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Notice of Special Meeting of Shareholders;
Summary; Comparison of the Fund and the
Acquiring Fund; Reasons for the
Reorganization; Information About the
Reorganization; Additional Information
about the Fund

Item 6.	Information About the Fund Being Acquired	Notice of Special Meeting of Shareholders;
Questions and Answers; Summary;
Comparison of the Fund and the Acquiring
Fund; Reasons for the Reorganization;
Information About the Reorganization;
Additional Information about the Fund

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant dated March 1, 2006(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of the Registrant dated March 1, 2006(1)

Item 14.	Financial Statements	Annual Report of the Registrant for the fiscal year ended October 31, 2005(2); Semi-Annual Report of the Registrant for the six-month period ended April 30, 2006

PART C Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_________________

(1)

Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed March 1, 2006 (File No. 33-40682), and to the filings made pursuant to Rule 497 under the Securities Act of 1933, as amended, on May 5, 2006, July 10, 2006, August 2, 2006, August 14, 2006, October 2, 2006 and October 23, 2006.

(2)	Incorporated herein by reference to Item 1 of the Registrant's Reports on Form N-CSR, filed January 9, 2006 and July 7, 2006 (File No. 811-7986).

THE ALGER INSTITUTIONAL FUNDS
Alger Green Institutional Fund

c/o Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Dear Shareholder:

           As a shareholder of Alger Green Institutional Fund (the "Fund"), a series of The Alger Institutional Funds (the "Trust"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Spectra Green Fund (the "Acquiring Fund"), a series of Spectra Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has an identical investment objective and investment strategies as the Fund.

           Fred Alger Management, Inc. ("Alger Management"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the funds in the Alger Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of that review, Alger Management recommended that the Fund be consolidated with the Acquiring Fund. The Acquiring Fund has the identical investment objective, investment strategies and management policies of the Fund. Alger Management believes that the proposed reorganization should enable shareholders of the Fund to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           The Acquiring Fund was established solely for the purpose of effecting the Fund's reorganization, and will carry on the business of the Fund and inherit its performance and financial records.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

           Your vote is extremely important, no matter how large or small your Fund holdings.

          To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-904-8740.

Sincerely, Daniel C. Chung President The Alger Institutional Funds

December 6, 2006

Transfer Of The Assets Of

THE ALGER INSTITUTIONAL FUNDS
Alger Green Institutional Fund

(the "Fund")

To And In Exchange For Shares Of

SPECTRA FUND
Spectra Green Fund

(the "Acquiring Fund")

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A.      The Board of Trustees of The Alger Institutional Funds (the "Trust"), of which the Fund is a series, has approved a reorganization, subject to shareholder approval, under which the Fund would be combined with the Acquiring Fund, which has an investment objective and investment strategies identical to that of the Fund.

Q.	WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

A.      If shareholders of the Fund approve the reorganization, you would become a shareholder of the Acquiring Fund, a series of Spectra Fund (the "Acquiring Trust"), an open-end investment company managed by Fred Alger Management, Inc. ("Alger Management"), on or about January __, 2007 (the "Closing Date"), and will no longer be a shareholder of the Fund. The Fund will then cease operations. You will receive Class N shares of the Acquiring Fund in exchange for your Class I or Class R shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

Q.	WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

A.      The Trust's Board of Trustees believes that the reorganization will permit the Fund's shareholders to pursue the same investment goals in a different fund that also is managed by Alger Management. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in this Prospectus/Proxy Statement.

Q.	DO THE FUNDS HAVE IDENTICAL INVESTMENT GOALS AND STRATEGIES?

A.      Yes. The Fund and Acquiring Fund have identical investment objectives and investment strategies. The funds seek long-term capital appreciation. Under normal circumstances, each fund invests at least 80% of its net assets in equity securities of companies of any size that, in the opinion of Alger Management, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. The funds seek to invest in companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future.

           For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

Q.	WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

A.      The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any significant undistributed net investment income and net realized capital gains prior to its reorganization, which distributions would be taxable to shareholders.

Q.	WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

A.      If shareholders of the Fund approve the reorganization, you will receive Class N shares of the Acquiring Fund in exchange for your Class I or Class R shares of the Fund. Class N shares of the Acquiring Fund have different and additional shareholder privileges than Class I and R shares of the Fund. As an institutional investor in Class N shares of the Acquiring Fund, you will still be subject to certain purchase or exchange limitations that are imposed by third party administrators, through whom you may have purchased Class I or Class R shares of the Fund. As Class N shares of the Acquiring Fund will be available for investment by non-institutional investors, however, Class N shares have additional purchase, exchange and redemption privileges. The Acquiring Fund also may impose a 2.00% redemption fee on any redemption or exchange of Class N shares within 30 days of purchase. Class I and Class R shares of the Fund are not subject to a redemption fee. For additional information regarding the funds' shareholder privileges, please refer to the enclosed Prospectus/Proxy Statement.

Q.	WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

A.      No. You will pay the same aggregate investment advisory and administration fee to Alger Management as a shareholder of the Acquiring Fund as you currently pay as a shareholder of the Fund. The Fund pays Alger Management an advisory and administration fee of 0.75% of the Fund's average daily net assets.

Q.	WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

A.      The Funds, and not Alger Management, will bear the expenses in connection with the proxy solicitations and the reorganizations. The Funds will bear these expenses in proportion to their net assets calculated as of the Closing Date.

Q.	WILL I BE RECEIVING ANY OTHER PROXY MATERIALS OR OTHER MATERIALS FOR MY FUND?

A.      Yes. Alger Management has developed a broader set of initiatives designed to integrate and streamline the Alger Family of Funds. Certain of these initiatives require shareholder approval and they are being presented for your consideration and approval in a separate set of proxy materials. For a discussion of certain of these proposals, see "Reasons for the Reorganizations—Overview" in the Prospectus/Proxy Statement.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE ACQUIRING FUND THAT I SHOULD KNOW ABOUT?

A.      Yes. As part of the initiatives referred to above, shareholders of the Acquiring Fund will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the Acquiring Fund, it is currently anticipated that they would take effect shortly after the completion date of the proposed reorganization of the Fund into the Acquiring Fund.

Q.	HOW DOES THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND I VOTE?

A.      The Board of Trustees of the Trust has determined that reorganizing the Fund into another fund managed by Alger Management, that has an identical investment objective and investment policies as the Fund, offers potential benefits to shareholders of the Fund. By combining the Fund with the Acquiring Fund, you should benefit from more efficient portfolio management.

           The Trust's Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

Q.	HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

The Alger Institutional Funds
Alger Green Institutional Fund

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

____________________

To the Shareholders:

           A Special Meeting of Shareholders of the above-referenced fund (the "Fund") will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, on Wednesday, January 10, 2007 at 1:00 p.m. (Eastern time), for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Spectra Green Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class N shares, having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class N shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class I and Class R shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on November 28, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Hal Liebes Secretary

New York, New York
December 6, 2006

WE NEED YOUR PROXY VOTE

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT
IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE
ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF
FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND
WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.
CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR FUND TO HOLD THE
MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE
VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM
YOUR COOPERATION.

Transfer of the Assets of

THE ALGER INSTITUTIONAL FUNDS

Alger Green Institutional Fund

(the "Fund")

To And In Exchange For Class N Shares Of

SPECTRA FUND

Spectra Green Fund

(the "Acquiring Fund")

____________________

PROSPECTUS/PROXY STATEMENT
DECEMBER 6, 2006

____________________

Special Meeting of Shareholders
To Be Held on Wednesday, January 10, 2007

           This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of The Alger Institutional Funds (the "Trust") to be used at a Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, January 10, 2007, at 1:00 p.m., at the offices of Fred Alger Management, Inc. ("Alger Management"), 111 Fifth Avenue, 3rd Floor, New York, New York 10003, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on November 28, 2006 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to the Acquiring Fund, in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class N shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class N shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated December 6, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Funds. A copy of the SAI is available without charge by calling (800) 992-3863, or writing to the Acquiring Fund c/o Boston Financial Data Services, Inc., Attn: Spectra Fund, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 711-6141, or at the Acquiring Fund's website at http://www.spectrafund.com.

Shares of the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The funds are series of open-end management investment companies advised by Alger Management. The Acquiring Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. The Acquiring Fund has an identical investment objective and management policies as the Fund. The Acquiring Fund also has the same portfolio managers as the Fund. Additionally, the investment practices and limitations of the Acquiring Fund (and the related risks) will be identical to those of the Fund. The substantive similarities and any differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated March 1, 2006, as supplemented to date, accompanies this Prospectus/Proxy Statement and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and its Annual Report for the fiscal year ended October 31, 2005, please call your financial adviser, or call (800) 992-3362, visit the Fund's website at http://www.alger.com or write to the Fund c/o Boston Financial Data Services, Inc., Attn: The Alger Institutional Funds, P.O. Box 8480, Boston, Massachusetts 02266-8480.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class I and Class R shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

           As of November 28, 2006, there were [_________] Class I shares and [__________] Class R shares of the Fund that were issued and outstanding:

           Proxy materials will be mailed to shareholders of record on or about December 6, 2006.

TABLE OF CONTENTS

SUMMARY
COMPARISION OF THE FUND AND THE ACQUIRING FUND
CAPITALIZATION OF THE FUND AND THE ACQUIRING FUND
COMPARISION OF SHAREHOLDER SERVICES AND DISTRIBUTION ARRANGEMENTS
REASONS FOR THE REORGANIZATION
INFORMATION ABOUT THE REORGANIZATION
ADDITIONAL INFORMATION ABOUT THE FUNDS
VOTING INFORMATION
FINANCIAL STATEMENTS AND EXPERTS
OTHER MATTERS
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
APPENDIX A—AGREEMENT AND PLAN OF REORGANIZATION
APPENDIX B—DESCRIPTION OF THE ACQUIRING TRUST'S TRUSTEES
APPENDIX C—LEGAL PROCEEDINGS

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Appendix A.

Proposed Transaction

           The Trust's Board of Trustees, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees") of the Fund or Acquiring Fund, has unanimously approved an Agreement and Plan of Reorganization for the Fund (the "Plan"). The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class N shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class I and Class R Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class N shares (or fractions thereof), having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated and cease operations.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

           The Trust's Board of Trustees, including the Independent Trustees, has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

COMPARISON OF THE FUND AND THE ACQUIRING FUND

           The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Investment Objectives and Investments Strategies of the Funds

The Fund and Acquiring Fund have identical investment objectives The Acquiring Fund, like the Fund, seeks long-term capital appreciation. The investment goal, primary approach and related risks of the funds are discussed below. The funds' investment objectives are fundamental policies, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares (as such term is defined in the 1940 Act).

           Goal/Approach.        Under normal circumstances, the funds invest at least 80% of their net assets in equity securities of companies that, in the opinion of Alger Management conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. These are companies of any market capitalization that have shown a commitment to environmental sustainability as demonstrated through their business strategies, practices or investments. The Fund and the Acquiring Fund each seeks to invest in companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future.

           The Acquiring Fund, like the Fund, will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The funds invest primarily in "growth" stocks. Alger Management, each fund's investment adviser, believes that these companies tend to fall into one of two categories:

•	High Unit Volume Growth. Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

•	Positive Life Cycle Change. Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

           The funds may invest in companies of any market capitalization. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

           In order to afford the funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, the Fund and the Acquiring Fund may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. There is no guarantee that funds' investment objective will be achieved.

           Temporary Defensive and Interim Investments. When market conditions are unstable, or Alger Management believes it is otherwise appropriate to reduce holdings in stocks, the Fund and the Acquiring Fund can invest in the following debt securities for defensive purposes: (i) high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies; (ii) commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies); (iii) short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and (iv) repurchase agreements. The funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.

           Derivative Transactions. The Fund and the Acquiring Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. A fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. A fund may only buy or sell options that are listed on a national securities exchange.

           Foreign Securities. The Fund and the Acquiring Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers).

           Illiquid and Restricted Securities. The Fund and the Acquiring Fund also may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Neither fund will invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust or Acquiring Trust, as applicable, to be liquid are not subject to this limitation.

           Securities Lending. The Fund and the Acquiring Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a fund, if and when made, may not exceed 33?% of the fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The funds will not lend securities to Alger Management or its affiliates.

           Diversification. The Fund and the Acquiring Fund are diversified, which means that with respect to 75% of the fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer (excluding U.S. Government securities).

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Risk/Return Summary: Investments, Risks & Performance—Investments" in the relevant Prospectus and "Investment Strategies and Policies" in the relevant Statement of Additional Information.

Main Risks

           As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

           Growth stock risk. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each fund's investment style and objective, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

           Short-term trading risk. Trading in growth stocks may be relatively short-term, meaning a fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect fund performance. In addition, a high level of short-term trading may increase a fund's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

           Derivatives risk. Each fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. If Alger Management incorrectly predicts the price movement of a security or market, an option held by a fund may expire unexercised and the fund will lose the premium it paid for the option, or the fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

           Use of options on securities indexes also entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

           Foreign securities risk. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Dividends paid by foreign issuers also may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations.

           Illiquid and restricted securities risk. The Fund and the Acquiring Fund also may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a fund to bear the expense of registration.

           See "Additional Information about the Funds' Investments" in the relevant Prospectus and "Investment Strategies and Policies" in the relevant Statement of Additional Information for a more complete description of investment risks.

Fund Expenses and Performance

           Fees and Expenses. The fees and expenses set forth below are for the twelve month period ended April 30, 2006. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. There are no sales charges on purchases or redemptions.

Annual Fund Operating Expenses as a
percentage of average daily net assets:

	Fund Class I	Fund Class R	Acquiring Fund Class N	Pro Forma After Reorganization Acquiring Fund Class N
Management fees	.75%	.75%	.75%	.75%
Distribution (Rule 12b-1) fees	None*	.50%	.25%	.25%
Shareholder services fees	.25%	.25%	None	None
Other Expenses	3.65%	3.06%	3.58%**	3.58%**
Total Annual Fund Operating Expenses	4.65%	4.56%	4.58%	4.58%
Fee Waiver and Expense Reimbursement+	3.40%	2.81%	3.33%	3.33%
Net Expenses+	1.25%	1.75%	1.25%	1.25%

*	The Board of Trustees of the Trust, on behalf of the Fund, has approved the termination of the Fund's Class I Shareholder Services Plan and the implementation of a Rule 12b Plan for the Fund's Class I shares pursuant to which the Fund would pay Alger & Co. a fee at an annual rate of 0.25% of the value of the average daily net assets of Class I shares. This Rule 12b-1 Plan is subject to shareholder approval, which will be sought in a separate proxy statement.

**	"Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

+	Alger Management has contractually agreed to waive its fee and/or reimburse the Fund through February 28, 2007, to the extent necessary to limit the total annual fund operating expenses of Class I and Class R shares of the Fund to 1.25% and 1.75%, respectively. Alger Management also has contractually agreed to waive its fee and/or reimburse the Acquiring Fund through February 28, 2007, to the extent necessary to limit the total annual fund operating expenses of Class N shares of the Acquiring Fund to 1.25%.

Expense example

This expense example shows what you could pay in expenses over time and assumes the relevant fee waiver and expense reimbursement described above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the examples are for comparison only.

	Fund		Acquiring Fund	Pro Forma After Reorganization- Acquiring Fund
	Class I Shares	Class R Shares	Class N Shares	Class N Shares
1 Year	$ 127	$ 178	$ 127	$ 127
3 Years	$1,096	$1,124	$1,082	$1,082
5 Years	$2,071	$2,078	$2,044	$2,044
10 Years	$4,538	$4,500	$4,486	$4,486

           Past Performance. Performance information for the Class N shares of the Acquiring Fund is not presented because that Class has not yet commenced operations. As accounting successor to the Class I shares of the Fund, the Class N shares of the Acquiring Fund will assume the Class I shares' historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart shows the changes in the performance of the Fund's Class I shares from year to year. The table compares the average annual total returns of the Fund's Class I shares to those of an appropriate benchmark index. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index. Investors cannot invest directly in the index.

The table also shows the effect of taxes on the Fund's Class I shares returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that the Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.

Fund — Class I Shares
Year-by-year total returns as of 12/31 each year (%)

(23.12)	(41.13)	32.69	7.67	15.85

'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q2 '03 Q1 '01	16.08% (20.61)%

The year-to-date total return for Class I shares of the Fund as of 6/30/06 was 8.82%.

Average annual total returns as of 12/31/05

Fund-- Class I Shares

	1 Year	5 Years	Since Inception*
Class I
returns before taxes	15.85%	(5.62)%	(7.13)%
Class I
returns after taxes
on distributions	12.46%	(6.32)%	(7.82)%
Class I
returns after taxes
on distributions and
sale of fund shares	10.99%	(4.98)%	(6.19)%
Russell 3000 Growth Index**	5.17%	(3.17)%	(3.16)%

_________________________

*	The inception dates for Class I and Class R shares of the Fund are 12/04/2000 and 1/27/2003, respectively. The Fund was originally formed as Alger Socially Responsible Growth Institutional Fund, and operated as such until October 19, 2006 when it changed its name to Alger Green Institutional Fund.

**	The Russell 3000 Growth Index is an index of common stocks designed to track performance of companies with greater than average growth orientation in general.

Management of the Funds

           Investment Adviser. The investment adviser for the funds is Alger Management, located at 111 Fifth Avenue, New York, NY 10003. Alger Management has been an investment adviser since 1964, and manages investments totaling approximately $7.2 billion in mutual fund assets as well as $1.7 billion in other assets as of June 30, 2006. Alger Management has managed each fund since its inception. Pursuant to investment advisory contracts with the funds, Alger Management makes investment decisions for the Fund and the Acquiring Fund and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Boards of Trustees of the Trust and the Acquiring Trust, respectively.

           Trustees.        The Board of Trustees of the Acquiring Trust, of which the Acquiring Fund is a series, and the Board of Trustees of the Trust, of which the Fund is a series, are composed of the same Trustees. For a description of the Trustees of the Acquiring Trust, see Appendix B.

           Independent Registered Public Accounting Firm. The Acquiring Fund and the Fund has selected Ernst & Young LLP as its independent registered public accounting firm.

CAPITALIZATION OF THE FUNDS AND THE ACQUIRING FUNDS

           The Fund has classified its shares into two classes – Class I and Class R and the Acquiring Fund has classified its shares into a single class – Class N. These Class N shares are new and have been authorized by the Acquiring Trust's Board of Trustees to be issued to the Fund's shareholders in connection with the Reorganization. The following table sets forth, as of September 30, 2006 (1) the capitalization Class I and Class R shares of the Fund, (2) the capitalization of Class N shares of the Acquiring Fund and (3) the pro forma capitalization of Class N shares of the Acquiring Fund as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class I	Fund Class R	Acquiring Fund Class N	Pro Forma After Reorganization- Acquiring Fund Class N
Total net assets	$2,327,513	$692,730	$0	$3,020,242
Net asset value per share	$6.29	$6.18	N/A	$6.29
Shares outstanding	369,963	112,176	None	480,166

           Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable.

COMPARISION OF SHAREHOLDER SERVICES AND DISTRIBUTION ARRANGMENTS

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the investment services they offer are substantially similar. The Fund is an investment vehicle for institutional investors. Typical investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Fund and/or Fred Alger & Company, Incorporated, the Funds' distributor ("Alger & Co."), specifically for such orders. Class R shares of the Fund are generally not available to retail, traditional, simple and Roth IRAs, Coverdell Educational Savings, SEPs, SAR SEPs, and individual 403(b) and individual 529 tuition accounts.

           The newly-established Class N shares of the Acquiring Fund will have similar investment qualifications and purchase procedures that are currently in place for the Class I and Class R shares of the Fund for institutional investors that would have previously been able to invest in Class I and Class R shares of the Fund. Additionally, Class N share are available for investment by individual investors and, as such, have additional purchase procedures available for those investors. Class N shareholders of the Acquiring Fund who previously held Class I or Class R shares of the Fund will be able to continue to purchase Class N shares by the same means they were able to purchase Class I or Class R shares of the Fund.

           See "Shareholder Information – Purchasing and Redeeming Fund Shares," "Exchanges of Fund Shares" and "Other Purchase and Exchange Limitations" in the relevant Prospectus and "How to Buy Shares" and "Purchases and Redemptions" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Distribution and Shareholder Services Plans. Class N shares of the Acquiring Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"). Under the Acquiring Fund's Rule 12b-1 Plan, the Acquiring Fund pays Alger & Co. a fee at an annual rate of 0.25% of the value of the average daily net assets of Class N shares to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable Class N shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Expenses—Distribution Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Class R shares of the Fund are currently subject to a Rule 12b-1 Plan, pursuant to which the Fund pays Alger & Co. a fee at the annual rate of 0.50% of the value of the average daily net assets of Class R shares (Class I shares of the Fund currently are not subject to a Rule 12b-1 Plan) to finance the sale and distribution of such shares. Class I and Class R shares of the Fund currently are subject to a Shareholder Services Plan pursuant to which the Fund pays Alger & Co. a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant class for providing shareholder services. See "Fees and Expenses" in the Fund's Prospectus and "Expenses" in the Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan. The Board of Trustees of the Trust, on behalf of the Fund, has approved the termination of the Shareholder Services Plan and the implementation of a Rule 12b-1 Plan for Class I shares, pursuant to which the Fund would pay Alger & Co. a fee at an annual rate of 0.25% of the value of the average daily net assets of Class I shares. This Rule 12b-1 Plan is subject to shareholder approval, which is being sought in a separate proxy statement.

           Redemption Procedures. As a Class N shareholder of the Acquiring Fund, the available redemption procedures are the same for you as a Class I or Class R shareholder of the Fund. As noted above, Class N shares of the Acquiring Fund also will be available for purchase by individual investors, and as such, those investors may have different redemption procedures than institutional investors who hold Class N shares of the Acquiring Fund. See "Shareholder Information—Purchasing and Redeeming Fund Shares" in the relevant Prospectus and "Purchases and Redemptions" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions.        The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund declares and pays dividends and distributions annually. It is expected that annual distributions to shareholders will consist primarily of capital gains. Dividends and distributions may differ between Class I and R shares of the Fund because of the Classes' differing expenses. The Acquiring Fund will only offer Class N shares. See "Dividends and Distributions" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund for institutional investors are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Shareholder Information" in the relevant Prospectus for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

Overview

           At meetings held in September 2006, the Board of Trustees of the Trust, on behalf of the Fund and the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, approved a series of initiatives that are designed to: (1) integrate the operations of the Alger Family of Funds, including the funds; (2) streamline the operations and product offerings of the Alger Family of Funds; and (3) take advantage of potential economies of scale. The integration of the Alger Family of Funds will include, among other things: (1) eliminating overlapping or duplicative funds; (2) electing Trustees of the funds' Boards to create a unitary Board structure across the Alger Family of Funds; (3) proposing a standardized set of fundamental investment policies for the Alger Family of Funds; (4) rationalizing share classes; and (5) approving new advisory agreements as a result in the change of control of Alger Management.

           These initiatives are being implemented over a period of time. If approved by shareholders, the proposed Reorganization is expected to close in January 2007. The other initiatives are being submitted for shareholder approval in separate proxy materials, which were mailed to shareholders on or about November 15, 2006.

Reorganization

          The Board of Trustees of the Trust, on behalf of the Fund, and the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, has concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each Board believes that the Reorganization will permit shareholders of the respective fund to pursue the same investment goals without diluting such shareholders' interests.

           Alger Management, the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity funds in the Alger Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Alger Management recommended, and the Trust's Board of Trustees approved, be consolidated with another fund in the Alger Family of Funds. The Fund and the Acquiring Fund have identical investment objectives, investment strategies and management policies. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Alger Management should be able to eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

           The Board of the Acquiring Trust considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of each Reorganization, the Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Reorganization; and (5) the allocation of the expenses associated with the Reorganization, including the solicitation of proxies.

           For the reasons described above, the Board of Trustees of the Trust, on behalf of the Fund, and the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, including the Independent Trustees of each Board, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization

           The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Appendix A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class N shares, and the assumption by the Acquiring Fund of the Fund's stated liabilities on January __, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class N shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Information—Net Asset Value" in the Acquiring Fund's Prospectus and under the caption "Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class I and Class R shareholders of record as of the close of business on the Closing Date Acquiring Fund Class N shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $[EXPENSES], which will be borne by the Funds.

           If the Reorganization is not approved by the Fund shareholders, the Trust's Board will consider other appropriate courses of action.

Federal Income Tax Consequences

           The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class N shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class N shares to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class N shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class N shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class N shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class N shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class N shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class N shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward

           As of its most recent fiscal year ended October 31, 2005, the Fund and Acquiring Fund had no unused capital loss carryforwards.

           There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

           The Trust's Board of Trustees, on behalf of the Fund, has approved the Fund's Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND
REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE FUNDS

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Trust's Registration Statement on Form N-1A (33-98102). The Acquiring Trust is incorporated under the name Spectra Fund and intends to issue Class N shares for the Acquiring Fund only if the Reorganization is approved by the Fund shareholders and consummated. Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-68124).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the funds may be inspected and copied at the Public Reference Facilities of the Commission at 100 F. Street, N.E., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, www.alger.com or www.spectrafund.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Legal Proceedings

           Alger Management and certain of its affiliates are subject to various legal proceedings, a summary of which is set forth in Appendix C to this Prospectus/Proxy Statement. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., those entities would, in the absence of exemptive relief granted by the Commission, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund and the Acquiring Fund. While exemptive relief from Section 9(a) under the 1940 Act has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the funds, loss of personnel of Alger Management, diversion of time and attention of Alger Management's personnel, diminishment of financial resources, or other consequences potentially adverse to the Funds. Alger Management cannot predict the potential effect of such actions upon Alger Management or the funds. There can be no assurance that the effect, if any, would not be material.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Fund's proposal.

           With respect to the Fund's proposal, in the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of fifty percent of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of November 28, 2006, Trustees and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's outstanding shares. No shares of the Acquiring Fund were outstanding as of such date. As of November 28, 2006, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Fund:

Name and Address	Percentage of Outstanding Shares

Before Reorganization %	After Reorganization %

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended October 31, 2005 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the funds' independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, c/o Boston Financial Data Services, Inc., Attn: The Alger Institutional Funds, P.O. Box 8480, Boston, Massachusetts 02266-8480, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE
URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated as of _________, 2006 (the "Agreement"), between The Alger Institutional Funds (the "Trust"), a Massachusetts business trust, on behalf of Alger Green Institutional (the "Fund") and Spectra Fund (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Spectra Green Fund (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund, attributable to the Fund's Class I and Class R shares, to the Acquiring Fund in exchange solely for the Acquiring Fund's Class N shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

          WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Trust, a registered, open-end management investment company, and the Fund own securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

          WHEREAS, the Acquiring Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION

                     1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                     1.2 The Fund will discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by Fred Alger Management, Inc. ("Alger Management"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                     1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                     1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                     1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class I and Class R shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                     1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

                     2.1 The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Agreement and Declaration of Trust, as amended (the "Acquiring Trust's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share of Class I shares of the Fund computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

                     2.4 All computations of value shall be made in accordance with the regular practices of Alger Management as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

                     3.1 The Closing Date shall be January 17, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Alger Management, 111 Fifth Avenue, 3rd Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                     3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within three business days prior to or on the Closing Date.

                     3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class I and Class R Shareholders and the number and percentage ownership of outstanding Class I and Class R shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

                     4.1 The Trust, on behalf of the Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

                                (a)      The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                                (b)      The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                                (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Fund is a party or by which the Fund is bound.

                                (e)      The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                                (f)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended October 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                                (g)      Since October 31, 2005, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(f) hereof.

                                (h)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                                (i)      For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                                (j)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                                (k)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                                (l)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                (m)      The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by or on behalf of the Acquiring Trust or the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

                                (a)      The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                                (b)      The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                                (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Acquiring Trust's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or Acquiring Fund is a party or by which the Acquiring Fund is bound.

                                (e)      Since the inception of the Acquiring Fund, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.

                                (f)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                                (g)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                                (h)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                                (i)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                (j)      The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                                (k)      No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                                (l)      The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                                (m)      The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TRUST, ON BEHALF OF THE FUND.

                     5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                     5.2      The Trust, on behalf of the Fund, will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                     5.3      Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                     5.4      As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

                     5.5      The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                     5.6      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                     5.7      The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                     5.8      As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     6.1      All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     6.2      The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

                     6.3      The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     7.1      All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     7.2      The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Trust's name by the Acquiring Trust's President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                     8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Acquiring Trust's Charter and the 1940 Act.

                     8.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                     8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                     8.4      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                     8.5      The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all significant amounts of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); and all significant amounts of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                     8.6      The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                                (a)      The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

                     9.1      This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                     9.2      If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                     9.3      The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Plan is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

10.	WAIVER.

AT ANY TIME PRIOR TO THE CLOSING DATE, ANY OF THE FOREGOING CONDITIONS MAY BE WAIVED BY THE BOARD OF THE TRUST OR OF THE ACQUIRING TRUST IF, IN THE JUDGMENT OF EITHER, SUCH WAIVER WILL NOT HAVE A MATERIAL ADVERSE EFFECT ON THE BENEFITS INTENDED UNDER THIS AGREEMENT TO THE SHAREHOLDERS OF THE FUND OR OF THE ACQUIRING FUND, AS THE CASE MAY BE.

11.	MISCELLANEOUS.

                     11.1      None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                     11.2      This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                     11.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                     11.4      This Agreement may be amended only by a signed writing between the parties.

                     11.5      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                     11.6      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                     11.7      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Acquiring Trust personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Charter or Acquiring Trust's Charter; a copy of each of the Acquiring Trust's Charter and Trust's Charters is on file at the office of the Secretary of the Commonwealth of Massachusetts and at their principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE ALGER INSTITUTIONAL FUNDS, on behalf of Alger Green Institutional Fund By: [NAME] [TITLE]

ATTEST: [NAME] [TITLE]

SPECTRA FUND, on behalf of Spectra Green Fund By: [NAME] [TITLE]

ATTEST: [NAME] [TITLE]

APPENDIX B

DESCRIPTION OF THE ACQUIRING TRUST'S TRUSTEES

          Board members of the Acquiring Trust together with information as to their positions with the Acquiring Trust, principal occupations, other board memberships and affiliations, and the number of other portfolios in the Alger Fund Complex which are overseen by each Trustee are shown below. The Board members of the Trust and the Acquiring Trust are identical.

Name (Age) Position with the Acquiring Trust (Since)(1)	Principal Occupations	Number of Portfolios in the Alger Fund Complex(2) which are Overseen by Trustee

Interested Trustee

Hilary M. Alger, CFA (44) Trustee (2003)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	24

Non-Interested Trustees

Stephen E. O'Neil (74) Trustee (1986)	Attorney; Private investor since 1981; Director of Brown-Forman Corporation since 1978; of Counsel to the law firm of Kohler & Barnes to 1998.	24

Charles F. Baird, Jr. (52) Trustee (2000)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Equinox, Leiner Health Products, Elizabeth Arden Day Spas, Grand Expeditions of EAS; Formerly Managing Director of AEA Investors, Inc.	24

Roger P. Cheever (61) Trustee (2000)	Senior Associate Dean of Development, Harvard University; Formerly Deputy Director of the Harvard College Fund.	24

Lester L. Colbert, Jr. (72) Trustee (2000)	Private investor since 1988; Chairman of the Board, President and Chief Executive Officer of Xidex Corporation 1972-87.	24

Nathan E. Saint-Amand M.D. (68) Trustee (1986)	Medical doctor in private practice; Member of the Board of the Manhattan Institute since 1988; formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	24

______________________

(1)	The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected.

(2)	"Alger Fund Complex" refers to the Acquiring Trust and the five other registered investment management companies managed by Alger Management. Each of the Trustees are nominated to serve on the Boards of Trustees/Directors each of the funds in the Alger Fund Complex. If the Trustees are elected to serve on the boards of those funds, each Trustee would oversee all the portfolios in the Alger Fund Complex. At the time of the mailing of this Prospectus/Proxy Statement, there were 24 portfolios in the Alger Fund Complex. The election of the Trustees is being solicited in separate proxy materials. If all of the reorganizations are subsequently approved by shareholders, each Trustee will oversee 19 portfolios in the Alger Fund Complex.

APPENDIX C

LEGAL PROCEEDINGS

           Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.” On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On October 24, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the Commission , and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

          On August 31, 2005, the West Virginia Securities Commission (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

          In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases—a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")—were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

          The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

          Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs’ state law claims. Answers to the Class action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

THE ALGER INSTITUTIONAL FUNDS

Alger Green Institutional Fund

The undersigned holder of shares of Alger Green Institutional Fund (the "Fund"), a series of The Alger Institutional Funds, a Massachusetts business trust, hereby appoints Hal Liebes and Daniel C. Chung, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 28, 2006, at a Special Meeting of Shareholders to be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, at 1:00 p.m. (Eastern time), on Wednesday, January 10, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Spectra Green Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class N shares, having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").Class N shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class I and Class R shareholders in liquidation of the Fund, after which the Fund will cease operations.

FOR /__/	AGAINST /__/	ABSTAIN /__/

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ ________________________ Signature(s) ________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

December 6, 2006

Acquisition of the Assets of

Alger Green Institutional Fund
(a Series of The Alger Institutional Funds)

111 Fifth Avenue
New York, New York 10003

(800) 992-3362

By and in Exchange for Shares of

Spectra Green Fund
(a Series of Spectra Fund)

111 Fifth Avenue
New York, New York 10003

(800) 992-3863

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 6, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Alger Green Institutional Fund (the "Fund") in exchange for Class N shares of Spectra Green Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Prospectus/Proxy Statement.

          This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The financial statements of the Fund as included in the Trust's Annual Report for the fiscal year ended October 31, 2005.

2.	The financial statements of the Fund as included in the Trust's Semi-Annual Report for the fiscal period ended April 30, 2006.

3.	The Acquiring Fund's Statement of Additional Information dated March 1, 2006

4.	The Fund's Statement of Additional Information dated March 1, 2006

          The Prospectus/Proxy Statement dated December 6, 2006 may be obtained by writing to the Fund or the Acquiring Fund c/o Boston Financial Data Services, Inc., P.O. Box 8480, Boston, Massachusetts 02266-8480.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated March 1, 2006, as supplemented to date, is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. [__] to its Registration Statement on Form N-1A, filed [DATE] (File No. 33-98102).

          The Fund's Statement of Additional Information dated March 1, 2006, as supplemented to date, is incorporated herein by reference to the Fund's Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A, filed March 1, 2006 (File No. 33-68124). The financial statements of the Fund are incorporated herein by reference to its Annual Report for the fiscal year ended October 31, 2005 and Semi-Annual Report for the fiscal period ended April 30, 2006.

PART C
OTHER INFORMATION

All references to the "Registration Statement" are to unless otherwise noted.

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on March 1, 2006.

Item 16	Exhibits.

(1)(a) (1)(b) (1)(c) (2) (3) (4) (5) (6) (7)(a) (7)(b) (8) (9)(a) (9)(b) (10)(a) (10)(b) (11) (12) (13)(a) (13)(b) (13)(c) (14) (15) (16) (17)(a) (17)(b)	Agreement and Declaration of Trust(3)
Certificates of Amendment(2), (3), (5), (6), (7)
Certificates of Designation (3), (4), (9)
Amended and Restated By-Laws(8)
Not Applicable
Plan of Reorganization*
Reference is made to Exhibits (1) and (2) hereof
Investment Management Agreement, as amended for Alger Green Institutional Fund(4)
Distribution Agreement(1)
Amendment to Distribution Agreement(3)
Not Applicable
Custody Agreement(2)
Amendment to Custody Agreement(8)
Rule 12b-1 Plan(6)
Rule 18f-3 Plan(6)
Opinion of Counsel*
Opinion and consent of counsel regarding tax matters**
Transfer Agency Agreement(1)
Transfer Agency and Services Agreement with State Street Bank and Trust Company(8)
Shareholder Administrative Services Agreement(8)
Consent of Independent Registered Public Accounting Firm*
Not Applicable
Power of Attorney***
Form of Proxy*
Registrant's Prospectus and Statement of Additional Information dated March 1, 2006, as supplemented to date, are incorporated by reference to the Registration Statement.

* ** ***	Filed herein. To be filed by Post-Effective Amendment. Filed as part of signature page.

1.	Incorporated by reference from Registrant's Registration Statement filed with the Securities and Exchange Commission (the "SEC") on August 27, 2003.
2.	Incorporated by reference from Post-Effective Amendment No. 6 to the Registration Statement filed with the SEC on February 27, 1997.
3.	Incorporated by reference from Post-Effective Amendment No. 7 to the Registration Statement filed with the SEC on February 25, 1998.
4.	Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement filed with the SEC on December 4, 2000.
5.	Incorporated by reference from Post-Effective Amendment No. 14 to the Registration Statement filed with the SEC on February 28, 2002.
6.	Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement filed with the SEC on January 27, 2003.
7.	Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on March 1, 2004.
8.	Incorporated by reference from Post-Effective Amendment No. 18 to the Registration Statement filed with the SEC on February 18, 2005.
9.	Incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement filed with the SEC on March 1, 2006.

Item 17	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 30th day of October, 2006.

THE ALGER INSTITUTIONAL FUNDS By: /s/ Daniel C. Chung Daniel C. Chung, Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Daniel C. Chung and Frederick A. Blum, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments the Registrant's Registration Statement on Form N-14 (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel C. Chung Daniel C. Chung	President and Trustee	October 30, 2006

/s/ Frederick A. Blum Frederick A. Blum	Treasurer (Chief Financial and Accounting Officer)	October 30, 2006

/s/ Hilary M. Alger Hilary M. Alger	Trustee	October 30, 2006

/s/ Charles F. Baird, Jr. Charles F. Baird, Jr.	Trustee	October 30, 2006

/s/ Roger P. Cheever Roger P. Cheever	Trustee	October 30, 2006

/s/ Lester L. Colbert, Jr. Lester L. Colbert, Jr.	Trustee	October 30, 2006

/s/ Nathan E. Saint-Amand Nathan E. Saint-Amand	Trustee	October 30, 2006

/s/ Stephen E. O'Neil Stephen E. O'Neil	Trustee	October 30, 2006

Exhibit Index

(11)     Opinion of Counsel
(14)     Consent of Independent Registered Public Accounting Firm